MANAGERS AMG FUNDS

RORER LARGE-CAP FUND

Supplement dated March 2, 2007

to the Prospectus and Statement of Additional Information

dated March 1, 2007

The following information supplements and supersedes any information to the contrary relating to Rorer Large-Cap Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus and Statement of Additional Information dated March 1, 2007.

At a meeting held on March 1-2, 2007, the Trust’s Board of Trustees has approved a plan to liquidate and terminate the Fund on or about April 30, 2007. Cash proceeds of the liquidation are expected to be distributed to shareholders promptly following the date of liquidation.

In light of the upcoming liquidation, effective immediately, the Fund will no longer accept investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs including automatic investments through 401(k) plans and reinvestment of any dividends and distributions).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE